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                       AMENDMENT NO. 6 TO CREDIT AGREEMENT


         AMENDMENT NO. 6 AND AGREEMENT (this "Amendment"), dated as of May 25, 1999, to and under the Credit Agreement, dated as of March 30, 1998 (as amended by Amendment No. 1 dated as of May 8, 1998, Amendment No. 2 dated as of June 30, 1998, Amendment No. 3 dated as of October 19, 1998, Amendment No. 4 dated as of April 10, 1999 and Amendment No. 5, Third Waiver and Agreement, dated as of April 15, 1999, as so amended, the "Credit Agreement"), among SUNBEAM CORPORATION (the "Parent"), the SUBSIDIARY BORROWERS referred to therein, the LENDERS party thereto, MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Documentation Agent, and FIRST UNION NATIONAL BANK, as Administrative Agent.

                              W I T N E S S E T H :

         WHEREAS, the Parent, the Subsidiary Borrowers, the Lenders and the Agents are parties to the Credit Agreement;

         WHEREAS, the Parent has advised the Administrative Agent that in connection with the Parent's determination not to continue the use of certain warehouse space located in Tulsa, Oklahoma, Sunbeam Products, Inc. ("Sunbeam Products") intends to acquire certain real property adjacent to its existing warehouse in Neosho, Missouri (the "Additional Neosho Property") in order to expand the existing warehouse (the "Warehouse Project");

         WHEREAS, the Parent has requested that the Administrative Agent and the Lenders agree to amend Section 6.11 (Capital Expenditures) of the Credit Agreement in connection with the acquisition of the Additional Neosho Property and the Warehouse Project, and has further requested that the Administrative Agent and the Lenders agree to certain other amendments and agreements with respect to the Credit Agreement and the other Loan Documents, as more fully set forth below;

         WHEREAS, the Administrative Agent and the Lenders are willing to agree to such requested amendments and agreements, but only upon the terms and conditions of this Amendment;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. Except as herein specifically

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amended, all terms and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions. This Amendment is limited as specified and shall not constitute a modification, amendment or waiver of any other provision of the Credit Agreement or any other Loan Document or indicate the Lenders' willingness to consent to any such other modification, amendment or waiver.

         SECTION 2. Capital Expenditures. Section 6.11 of the Credit Agreement is amended to replace the last paragraph of such Section with the following new paragraph:

                  "Notwithstanding the foregoing, Consolidated Capital Expenditures at any time during each of the periods set forth below will not exceed the amount set forth below opposite such period (in each case excluding Year 2000 Compatibility Expenditures which would otherwise have been included in Consolidated Capital Expenditures for such period):


                          Period                                   Amount
                          ------                                   ------
         January 1, 1999 - June 30, 1999                         $45,000,000
         January 1, 1999 - September 30, 1999                    $63,000,000
         January 1, 1999 - December 31, 1999                     $75,000,000
         January 1, 1999 - March 31, 2000                        $96,000,000".


         SECTION 3. Blocked Account Agreement. Section 6.18 and Article 7 of the Credit Agreement are amended to replace the reference in Section 6.18 to "May 25, 1999" and the second reference to "May 25, 1999" in paragraph (q) of Article 7 with references to "June 10, 1999".

         SECTION 4. Liens on Reserve Account. Section 6.02(e) of the Credit Agreement is amended in its entirety to read as follows:

                  "(e) Liens in favor of The Chase Manhattan Bank on the Reserve Account (as defined in the Blocked Account Agreement);".

         SECTION 5. Agreements.

         (a) Pursuant to Section 5.11 of the Credit Agreement, the Parent shall cause Sunbeam Products (i) within 30 days after the acquisition of the Additional Neosho Property, to execute and deliver to the Administrative Agent a mortgage, substantially in the form of the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing With Future Advances and Future Obligations Governed by Section 443.055 RSMo., dated as of December 9, 1998, as amended, supplemented or otherwise modified from time to time, from Sunbeam Products to Richard J. Collins, as Trustee for the benefit of First Union National Bank, as Administrative Agent (or an amendment or supplement thereto), to grant a mortgage on the Additional Neosho Property, together with any improvements thereon, to the Administrative

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Agent, for the benefit of the Lenders, to secure Sunbeam Products' obligations under the Subsidiary Guarantee and (ii) within 45 days after the acquisition of the Additional Neosho Property, (A) to do all other things which may be necessary or which the Administrative Agent may reasonably request in order to confer upon and confirm to the Administrative Agent and the Lenders the benefit of such mortgage and (B) to deliver all such legal opinions, certificates, evidences of corporate action, title policies or other documents as the Administrative Agent may reasonably request, all in form and substance satisfactory to the Administrative Agent.

         (b) In furtherance of the provisions of the Omnibus Amendment and Supplement to Collateral Documents, to be dated as of the Coleman Merger Effective Date, among each of the Obligors, the additional grantors thereunder and the Administrative Agent, the Lenders hereby confirm that neither the Parent nor any Obligor shall be required to pledge pursuant to the applicable Pledge and Security Agreements (i) the capital stock, membership or limited liability company interests or other equity interests issued by any Foreign Subsidiary or any Foreign Holding Company, if the aggregate portion of capital stock, membership or limited liability company interests or other equity interests of such Foreign Subsidiary or Foreign Holding Company that is pledged to the Administrative Agent under the Loan Documents would exceed 66% of the outstanding capital stock, membership or limited liability company interests or other equity interests of such Foreign Subsidiary or Foreign Holding Company and
(ii) any notes or instruments evidencing any Indebtedness owed to any Obligor by, or any Investment made by any Obligor in, a Foreign Holding Company or a Foreign Subsidiary.

         For purposes of this paragraph (b), the term "Foreign Subsidiary" shall mean any subsidiary organized under the laws of any jurisdiction outside the United States and the term "Foreign Holding Company" shall mean any subsidiary whose sole assets (exclusive of assets consisting of advances or loans to the Parent or any of its subsidiaries and assets with an aggregate book value not exceeding $1,000,000) consist primarily of capital stock, membership or limited liability interests or other equity interests of one or more Foreign Subsidiaries or other Foreign Holding Companies.

         SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 8. Representations and Warranties; No Default. After giving effect to this Amendment, the Parent and the Subsidiary Borrower (to the extent applicable to it thereunder) hereby represent and warrant that all representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Amendment.

         SECTION 9. Effectiveness. This Amendment shall become effective upon receipt by the Administrative Agent from each of the Parent, the Subsidiary Borrower and the Required

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Lenders, a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      SUNBEAM CORPORATION

                                      By
                                        ----------------------------------------
                                        Name:
                                        Title:

                                      THE COLEMAN COMPANY, INC.

                                      By
                                        ----------------------------------------
                                      Name:
                                      Title:

                                      MORGAN STANLEY SENIOR FUNDING, INC.,
                                           individually and as Syndication Agent

                                      By
                                        ----------------------------------------
                                      Name:
                                      Title:

                                      BANK OF AMERICA NATIONAL TRUST AND
                                           SAVINGS ASSOCIATION, individually and
                                           as Documentation Agent

                                      By
                                        ----------------------------------------
                                      Name:
                                      Title:

                                      FIRST UNION NATIONAL BANK,
                                           individually and as Administrative
                                           Agent

                                      By
                                        ----------------------------------------
                                      Name:
                                      Title: